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                                                                  EXHIBIT (i)(6)

                                 ADDENDUM NO. 28

                                       TO

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITI'SBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                                A.I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                          AIG ANNUITY INSURANCE COMPANY
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

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     The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective __________ 20__, in the following respects:

     1. The title of the Agreement is hereby amended to read in its entirety as follows:

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERIAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE ISNURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A. I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
               FORMERLY AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       ALL AMERICAN LIFE INSURANCE COMPANY
                       AMERICAN GENERAL ASSURANCE COMPANY
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

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                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                       THE FRANKLIN LIFE INSURANCE COMPANY
                            MERIT LIFE INSURANCE CO.
                THE NATIONAL LIFE AND ACCIDENT INSURANCE COMPANY
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
         AIG SUNAMERICA LIFE ASSURANCE COMPANY dba ANCHOR NATIONAL LIFE
                                INSURANCE COMPANY
                        2929 ALLEN PARKWAY VENTURE, L. P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.
                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                      AMERICAN GENERAL FINANCE GROUP, INC.
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                         AMERICAN GENERAL LIFE COMPANIES
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY
                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
                               AIG SUNAMERICA INC.
                        AMERICAN GENRAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL LIFE INSURANCE COMPANY OF PENNSYLVANIA
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
                       NORTH CENTRAL CARRIBEAN LIFE, LTD.
                      NORTH CENTRAL LIFE INSURANCE COMPANY
                        SUNAMERICA ASSET MANAGEMENT CORP.
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                 THE OLD LINE LIFE INSURNACE COMPANY OF AMERICA
                                   USMRP LTD.
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "All American Life Insurance Company", "American General Assurance Company", "The American Franklin Life Insurance Company", "American General Life

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Insurance Company", "American General Life And Accident Insurance Company",
"American General Property Insurance Company", "The Franklin Life Insurance Company", "Merit Life Insurance Co.", "The National Life And Accident Insurance Company", "USLife Credit Life Insurance Company Of Arizona", "Yosemite Insurance Company", "SunAmerica Financial, A Division Of SunAmerica Life Insurance Company", "AIG SunAmerica Life Assurance Company dba Anchor National Life Insurance Company", "2929 Allen Parkway Venture, L.P.", "AIG Fixed Annuity Marketing Group, Inc.", "American Athletic Club, Inc.", "American General Annuity Service Corporation", "American General Assignment Corporation", "American General Assignment Corporation Of New York", "American General Bancassurance Services, Inc.", "American General Corporation", "American General Distributors, Inc.", "American General Finance Corporation", "American General Finance Group, Inc.", "American General Finance, Inc.", "American General Financial Services, Inc.", "American General Gateway Services, LLC", "American General International Investments, Inc.", "American General Life Companies", "American General Realty Investment Corporation", "Knickerbocker Corporation", "Pavilions Corporation", "VALIC Financial Advisors, Inc.", "VALIC Retirement Services Company", "VALIC Trust Company", "AIG Global Real Estate Investment Corp.", "AIG SunAmerica Inc.", "American General Indemnity Company", "American General Investment Advisory Services, Inc.", "American General Life Insurance Company Of Pennsylvania", "American General Property Insurance Company Of Florida", "North Central Carribean Life, LTD.", "North Central Life Insurance Company", "SunAmerica Asset Management Corp.", "SunAmerica Investments, Inc.", "SunAmerica Life Insurance Company", "The Old Line Life Insurance Company Of America", "USMRP, LTD.".

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in New York, by their duly authorized representatives this ____ day of _____ 200__.



AMERICAN HOME ASSURANCE COMPANY                      By:________________________


AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK                        By:________________________


AIG RISK MANAGEMENT, INC                             By:________________________


BIRMINGHAM FIRE INSURANCE
COMPANY OF PENNSYLVANIA                              By:________________________


COMMERCE AND INDUSTRY
INSURANCE COMPANY                                    By:________________________


DELAWARE AMERICAN LIFE
INSURANCE COMPANY                                    By:________________________

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AIG LIFE INSURANCE COMPANY                           By:________________________


NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA                            By:________________________


THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                                By:________________________


PACIFIC UNION ASSURANCE COMPANY                      By:________________________


AIU NORTH AMERICA, INC.                              By:________________________


AIU INSURANCE COMPANY                                By:________________________


AMERICAN ITNERNATIONAL
INSURANCE COMPANY                                    By:________________________


AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.                          By:________________________


AIG HAWAII INSURANCE COMPANY INC.                    By:________________________


AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                              By:________________________


AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                                   By:________________________


NORTH AMERICAN MANAGERS, INC.                        By:________________________


AMERICAN LIFE INSURANCE COMPANY                      By:________________________

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AIG NATIONAL INSURANCE COMPANY, INC.                 By:________________________


AIG CLAIM SEVICES, INC.                              By:________________________


AIG GLOBAL TRADE & POLITICAL
RISK INSURANCE COMPANY                               By:________________________


AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                                By:________________________


AIG EQUITY SALES CORP.                               By:________________________


AMERICAN PACIFIC INSURANCE
COMPANY, INC.                                        By:________________________


A.I. CREDIT CORP.                                    By:________________________


LEXINGTON INSURANCE COMPANY                          By:________________________


LANDMARK INSURANCE COMPANY                           By:________________________


NEW HAMPSHIRE INDEMNITY
COMPANY, INC.                                        By:________________________


AIG ANNUITY INSURANCE COMPANY,
FORMERLY AMERICAN GERNERAL
ANNUITY INSURANCE COMPANY                            By:________________________


THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                                    By:________________________


FIRST SUNAMERICA LIFE
INSURANCE COMPANY                                    By:________________________

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AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                                  By:________________________


MINNESOTA INSURANCE COMPANY                          By:________________________


STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                                        By:________________________


ALL AMERICAN LIFE INSURANCE
COMPANY                                              By:________________________


AMERICAN GENERAL ASSURANCE
COMPANY                                              By:________________________


THE AMERICAN FRANKLIN LIFE
INSURANCE COMPANY                                    By:________________________


AMERICAN GENERAL LIFE
INSURANCE COMPANY                                    By:________________________


AMERICAN GENERAL LIFE AND
ACCIDENT INSURANCE COMPANY                           By:________________________


AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                                    By:________________________


THE FRANKLIN LIFE INSURANCE COMPANY                  By:________________________


MERIT LIFE INSURANCE CO.                             By:________________________


THE NATIONAL LIFE AND ACCIDENT
INSURANCE COMPANY                                    By:________________________

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USLIFE CREDITLIFE INSURANCE COMPANY
OF ARIZONA                                           By:________________________


YOSEMITE INSURANCE COMPANY                           By:________________________


SUNAMERICA LIFE INSURANCE
COMPANY                                              By:________________________


AIG SUNAMERICA LIFE INSURANCE
COMPANY dba ANCHOR NATIONAL
LIFE INSURANCE COMPANY                               By:________________________


2929 ALLEN PARKWAY VENTURE, L.P.                     By:________________________


AIG FIXED ANNUITY
MARKETING GROUP, INC.                                By:________________________


AMERICAN ATHELIC CLUB, INC.                          By:________________________


AMERICAN GENERAL ANNUITY
SERVICE CORPORATION                                  By:________________________


AMERICAN GENERAL
ASSIGNMENT CORPORATION                               By:________________________


AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK                              By:________________________


AMERICAN GENERAL
BANCASSURANCE SERVICES, INC.                         By:________________________


AMERICAN GENERAL CORPORATION                         By:________________________

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AMERICAN GENERAL DISTRIBUTORS, INC.                  By:________________________


AMERICAN GENERAL
FINANCE CORPORATION                                  By:________________________


AMERICAN GENERAL
FINANCE GROUP, INC.                                  By:________________________


AMERICAN GENERAL FINANCE, INC.                       By:________________________


AMERICAN GENERAL
FINANCIAL SERVICES, INC.                             By:________________________


AMERICAN GENERAL
GATEWAY SERVICES, LLC                                By:________________________


AMERICAN GENERAL
INTERNATIONAL INVESTMENTS, INC.                      By:________________________


AMERICAN GENERAL LIFE COMPANIES                      By:________________________


AMERICAN GENERAL
REALTY INVESTMENT CORPORATION                        By:________________________


KNICKERBOCKER CORPORATION                            By:________________________


PAVILIONS CORPORATIO                                 By:________________________


VALIC FINANCIAL ADVISORS, INC.                       By:________________________


VALIC RETIREMENT SERVICES COMPANY                    By:________________________


VALIC TRUST COMPANY                                  By:________________________

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AIG SUNAMERICA INC.                                  By:________________________


AMERICAN GENERAL INDEMNITY COMPANY                   By:________________________


AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.                              By:________________________


AMERICAN GENERAL LIFE INSURANCE
COMPANY OF PENNSYLVANIA                              By:________________________


AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA                         By:________________________


NORTH CENTRAL CARRIBEAN LIFE, LTD.                   By:________________________


NORTH CENTRAL LIFE INSURANCE COMPANY                 By:________________________


SUNAMERICA ASSET MANAGEMENT CORP.                    By:________________________


SUNAMERICA INVESTMENTS, INC.                         By:________________________


SUNAMERICA FINANCIAL, A DIVISION OF
SUNAMERICA LIFE INSURANCE COMPANY                    By:________________________

THE OLD LINE LIFE INSURANCE
COMPANY OF AMERICA                                   By:________________________


USMRP. LTD.                                          By:________________________

AIG GLOBAL REAL ESTATE
INVESTMENT CORP.                                     By:________________________


AMERICAN INTERNATIONAL GROUP, INC.                   By:________________________

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